Note 6 - Long-term investment	12 Months Ended
Dec. 31, 2025
Notes
Note 6 - Long-term investment

Note 6 – Long-term investment

The Company’s subsidiary, Qingdao Intelligent, signed a long-term investment agreement with Qingdao Hangtianhuineng Dynamical System Co., Ltd. (“Hangtianhuineng”) on March 29, 2021, under which it will invest RMB 1.5 million (approximately $0.2 million) for 4.56% share in Haitianhuineng. Qingdao Intelligent paid RMB 1.5 million (approximately $0.2 million) to Hangtianhuineng in March 2022 and became a shareholder of Haitianhuineng. The Company does not have significant influence over Hangtianhuineng. In accordance with ASU 2016-01, as readily determinable fair value is not available for Hangtianhuineng, the Company elected to use the measurement alternative to measure such investment at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for identical or similar investments of the same issuer, if any. As of December 31, 2025 and 2024, the carrying amount of the Company’s equity investments in Hangtianhuineng was approximately $0.2 million. No accumulated impairment losses and downward adjustments was accrued as of December 31, 2025.

On November 3, 2025, the Company terminated the concerted action agreement with another shareholder of Xi’an Tongri. As a result, the Company no longer has control over Xi’an Tongri and ceased to consolidate Xi’an Tongri as of November 3, 2025.

Since this represents a disposal of a subsidiary under common control, the deconsolidation of Xi’an Tongri resulted in a decrease of $31,322 in additional paid in capital and a decrease of $20,282 in non-controlling interests.

The Company’s long-term investment in Xi’an Tongri was accounted for by changing from the cost method to the equity method in its separate financial statements. As of December 31, 2025, the carrying balance of the Company’s long-term investment in Xi’an Tongri was $2,058,989.